United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 8, 2021

Date of Report (Date of earliest event reported)

Iron Spark I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40467	86-1693305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 N Cache St. 2nd Floor, Box 3789 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 200-9007

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	ISAA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2021, Iron Spark I Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 shares of Class A common stock, par value $0.0001 per share (the “Common Stock”). The Common Stock was sold at a price of $10.00 per share, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253775 ) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 2, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated June 8, 2021 by and between the Company and Morgan Stanley & Co. LLC , a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 8, 2021, by and among the Company and its officers, directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 8, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated June 8, 2021, by and between the Company and Iron Spark I LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	Indemnity Agreements, each dated as of June 8, 2021, by and between the Company and each of the officers and directors of the Company, copies of which are attached as Exhibit 10.5 and incorporated herein by reference.

●	A Private Placement Share Purchase Agreement, dated June 8, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of June 11, 2021, a total of $156,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of June 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 1,090,000 shares of Class A Common Stock (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share, generating total proceeds of $10,900,000.

The Private Placement Shares are identical to the Common Stock sold in the IPO. Additionally, our Sponsor and anchor investors have agreed not to transfer, assign, or sell any of the Private Placement Shares (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date we complete our initial business combination. Our Sponsor and anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Shares.

The Private Placement Shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On June 8, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 8, 2021, by and between the Registrant and Morgan Stanley & Co. LLC., as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

10.1	Letter Agreement, dated June 8, 2021, by and among the Registrant and its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement, dated June 8, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated June 8, 2021, by and among the Registrant and certain security holders

10.4	Administrative Support Agreement, dated June 8, 2021, by and between the Registrant and the Sponsor

10.5	Indemnity Agreements, each dated as of June 8, 2021, by and between the Registrant and each of the officers and directors of the Registrant

10.6	Private Placement Shares Subscription Agreement, dated June 8, 2021, by and between the Registrant and the Sponsor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

IRON SPARK I INC.

By:	/s/ Joshua L. Spear
Name: Joshua L. Spear
Title: Chief Executive Officer